AMERICAN REPROGRAPHICS COMPANY APPOINTS
NEW CHIEF FINANCIAL OFFICER AND ANNOUNCES SUCCESSION PLAN FOR CHIEF EXECUTIVE OFFICER

NETGEAR's Mather Named New CFO
Suriyakumar to Become CEO in February 2008; Chandramohan to Remain Chairman

GLENDALE, Calif., Nov 27, 2006 -- American Reprographics Company (NYSE: ARP), the nation's leading provider of reprographics services and technology today announced that Jonathan Mather, former Executive Vice President and Chief Financial Officer of NETGEAR, has been named the new Chief Financial Officer of the Company, replacing Mark Legg, who is retiring.

Mather, 56, served as NETGEAR's Executive Vice President and Chief Financial Officer from August 2001 to November 2006. During his tenure at NETGEAR, the company completed its initial public offering in July 2003. From July 1995 to March 2001, Mather worked at Applause Inc., a consumer products company, where he served as President and Chief Executive Officer from 1998 to 2001, as Chief Financial Officer and Chief Operating Officer from 1997 to 1998 and as Chief Financial Officer from 1995 to 1997. He has also served in a variety of senior finance roles at other consumer-related and technology companies, and worked in public accounting with PricewaterhouseCoopers. Mather received an M.B.A. from Cornell University in New York. He is also a certified management accountant (CMA) and a chartered accountant (FCA).

"We're delighted to welcome Jonathan to the team," said Chairman and Chief Executive Officer S. "Mohan" Chandramohan. "He is not only a CFO at the top of his game, but he also brings tremendous operational expertise and experience to the company. In a fast-growing organization like ARC, Jonathan's hands-on approach to both finance and operations will be a huge asset."

CEO Succession Plan Announced

The Company also announced today that ARC President and Chief Operating Officer, K. "Suri" Suriyakumar, will become Chief Executive Officer in February 2008 when Chandramohan retires at the conclusion of his current employment contract. Chandramohan, who has served as the head of the Company since 1988, will remain Chairman of the Board and the Company's largest individual shareholder.

"After twenty years at the helm, I look forward to moving from an operations role to an investing role with ARC as my principal focus and interest," said Chandramohan.

Chandramohan founded American Reprographics Company in 1988 as President and became the Chief Executive Officer in March 1991. Under his leadership, the Company grew from a struggling, privately-owned $9.0 million reprographics firm to the largest organization of its kind in the world. In February of 2005, the Company completed its initial public offering on the New York Stock Exchange, and Chandramohan became Chairman of the Board.

"Suri and I will continue to work closely over the next 15 months to ensure a smooth and seamless transition for ARC," said Chandramohan. "The Company will be in very capable hands. Suri's long experience with the Company, his deep understanding of our business, and his sensitivity to the needs of our customers will advance ARC's leadership and continue its dynamic culture of expansion and innovation."

Suriyakumar joined the company in 1989 as the Vice President and became the Company's President and Chief Operating Officer in 1991. Over the past 18 years, Suriyakumar has been instrumental in developing the coordinated operations of the Company, and has been the primary driver behind ARC's technology development.

Suriyakumar said, "As a lifelong friend of Mohan, I'm very happy for him and proud to continue the work we've done together. I am enormously excited about the future prospects of the company, and I look forward to leading ARC over the next horizon."

The Company will begin a search for a new Chief Operating Officer immediately.

About American Reprographics Company

American Reprographics Company is the leading reprographics company in the United States providing business-to-business document management services to the architectural, engineering and construction, or AEC industries. The Company provides these services to companies in non-AEC industries, such as technology, financial services, retail, entertainment, and food and hospitality, which also require sophisticated document management services. American Reprographics Company provides its core services through its suite of reprographics technology products, a network of more than 200 locally-branded reprographics service centers across the U.S., and on-site at their customers' locations. The Company's service centers are arranged in a hub and satellite structure and are digitally connected as a cohesive network, allowing the provision of services both locally and nationally to more than 73,000 active customers.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements that fall within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of the Company. Words such as "believe," "expect," "may," "anticipate" and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding favorable overall macroeconomic trends, positive trends in the architectural, engineering and construction industries including the non-residential building sector, our continuing to open new locations and entrance into new markets, our ability to continue to execute on the Company's growth objectives, and 2006 revenue and earnings per share estimates. We wish to caution you that such statements are only predictions and actual results may differ materially as a result of risks and uncertainties that pertain to our business. These risks and uncertainties include, among others:

•	Future downturns in the architectural, engineering and construction industries could diminish demand for our products and services
•	Competition in our industry and innovation by our competitors may hinder our ability to execute our business strategy and maintain our profitability
•	Failure to anticipate and adapt to future changes in our industry could harm our competitive position
•
Failure to manage our acquisitions, including our inability to integrate and merge the business operations of the acquired companies, and failure to retain key personnel and customers of acquired companies could have a negative effect on our future performance, results of operations and financial condition

•	Dependence on certain key vendors for equipment, maintenance services and supplies, could make us vulnerable to supply shortages and price fluctuations
•
Damage or disruption to our facilities, our technology centers, our vendors or a majority of our customers could impair our ability to effectively provide our services and may have a significant impact on our revenues, expenses and financial condition

•	If we fail to continue to develop and introduce new services successfully, our competitive positioning and our ability to grow our business could be harmed.

The foregoing list of risks and uncertainties is illustrative but is by no means exhaustive. For more information on factors that may affect future performance, please review our SEC filings, specifically our annual report on Form 10-K for the year ended December 31, 2005, our final prospectus supplement dated April 5, 2006, and our quarterly report on Form 10-Q for the quarter ended September 30, 2006. These documents contain important risk factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. These forward-looking statements are based on information as of November 27, 2006, and except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

SOURCE American Reprographics Company

David Stickney, VP of Corporate Communications of American Reprographics Company,
+1-925-949-5100, or dstickney@e-arc.com; or Jason Golz of Financial Dynamics,
+1-415-439-4532, or jason.golz@fd.com, for American Reprographics Company
http://www.e-arc.com/